Property, Plant and Equipment, Net - Schedule of Property, Plant and Equipment, Net (Details) - USD ($)		Mar. 31, 2021	Sep. 30, 2020
Subtotal		$ 16,115,151	$ 15,529,861
Less: accumulated depreciation		(1,524,681)	(1,357,898)
Property, plant and equipment, net		14,590,470	14,171,963
Buildings [Member]
Subtotal		624,047	601,408
Machinery, Equipment and Furniture [Member]
Subtotal		1,993,537	1,920,530
Motor Vehicles [Member]
Subtotal		181,709	175,117
Construction in Progress [Member]
Subtotal	[1]	$ 13,315,858	$ 12,832,806

[1]	Construction-in-progress ("CIP") represents direct costs of construction incurred for the Company's manufacturing facilities. On August 16, 2017, the Company's VIE, Xi'an App-Chem Bio(Tech) Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City ("Tongchuan Project"), Shaanxi Province, with total budget of RMB 95 million (approximately $14.5 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment.